                                                 Oppenheimer Gold and Special Minerals
                                               Supplement dated October 26, 2001 to the
                                                   Prospectus dated October 26, 2001

The Prospectus is changed by adding the following  section in "About Your Account - How to Buy Shares" before the sub-section  entitled
"How Can You Buy Class A Shares?" on page 16:

         Effective  September 1, 2001 through  November 30, 2001, the Distributor  will pay an additional  sales concession of
         0.50% on  purchases  of Class A shares and Class B shares and 0.25% on  purchases  of Class C shares by  customers of
         A.G. Edwards & Sons,  Inc.,  provided such purchases are accompanied by an Asset Builder Plan of at least $100.00 per month.  The additional payout will not be paid on any Asset Builder Plan purchases.

October 26, 2001                                                                               PS0.410.020